                                                                   EXHIBIT 23(b)



                       (Letterhead of KPMG Peat Marwick)



                        CONSENT OF INDEPENDENT AUDITORS

The Partners
Wells Partners, L.P.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                /s/ KPMG Peat Marwick LLP



Atlanta, Georgia
October 22, 1996